                                         Annual Report

                                         December 31, 1996



                                         [Picture]



                                         Horace Mann Life Insurance Company
                                         Allegiance Separate Account A







This report is submitted
for the general information
of owners of Horace Mann Life
Insurance Company Separate
Account A contracts. The
report is not authorized for
distribution to prospective
purchasers of variable annuity
contracts.


Horace Mann Life Insurance Company
P.O. Box 4657
Springfield, Illinois 62708-4657
1-800-999-1030

                                             Life, Health, Homeowners, Annuity
Horace Mann                                  auto and Group Insurance
-----------                                  ---------------------------------
Insuring America's Educational Community     1 Horace Mann Plaza
                                             Springfield, Illinois 62715-0001
                                             217-789-2500





Dear Valued Customer:

I appreciate your confidence in Horace Mann Life Insurance Company and your continuing participation in our retirement annuity program.

For the year ended December 31, 1996, the total annual return of your variable annuity contract was at least 23.83%, bringing the average annual return for the five- and ten-year periods then ended to at least 15.53% and 13.46%, respectively. These returns reflect the performance of your underlying investment in the Horace Mann Growth Fund, Inc., less separate account charges for mortality and expense risk, which vary depending on the year your contract was issued.

For more information about the Growth Fund, please read the enclosed Horace Mann Family of Funds' Annual Report. If you have questions about the Growth Fund, Horace Mann Life Insurance Company Separate Account A Annual Report or your variable annuity contract, please call your Horace Mann representative or our toll-free number, 1 (800) 999- 1030.

Sincerely,



Paul J. Kardos
President and Chief Executive Officer
The Horace Mann Companies

HORACE MANN LIFE INSURANCE COMPANY
ALLEGIANCE SEPARATE ACCOUNT A

Statement of Net Assets

December 31, 1996

--------------------------------------------------------------------------------

    ASSETS
    Investments at market value
     Horace Mann Growth Fund, Inc.
      306,818 shares @ $23.76 (cost $6,029,010)               $7,289,995
    -------------------------------------------               ----------


    NET ASSETS

    Net Assets (Indefinite units authorized)
     Active Contract Owners
      Horace Mann Growth Fund, Inc.
        292,665 account units @ $23.76          $6,953,720

    Retired Contract Owners
     Horace Mann Growth Fund, Inc.
      14,153 account units @ $23.76                336,275
                                                   -------

    TOTAL NET ASSETS                                          $7,289,995
    ----------------                                          ----------

    See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY
ALLEGIANCE SEPARATE ACCOUNT A

Statement of Operations

For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

    INVESTMENT INCOME
      Dividend income distribution                                    $  107,011
    ------------------------------                                    ----------

      Net investment income                                              107,011
    -----------------------                                           ----------


    REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS

      Capital gains distribution                                        807,381
      Net realized gain on sale of investments                          298,005
      Net unrealized appreciation on investments                        427,077
    --------------------------------------------                      ---------


        Net gain on investments                                       1,532,463
    ---------------------------                                       ---------

        Net increase in net assets resulting from operations         $1,639,474
    ---------------------------------------------------------------------------

    See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY
AllEGIANCE SEPARATE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                                    1996                              1995
                                                                    ----                              ----
OPERATIONS
    Net investment income                                       $   107,011                        $   145,050
    Capital gains distribution                                      807,381                            420,611
    Net realized gain on sale
     of investments                                                 298,005                             85,465
    Net unrealized appreciation
     on investments                                                 427,077                          1,236,817
-------------------                                             -----------                        -----------


     Net increase in net assets
      resulting from operations                                   1,639,474                          1,887,943


CONTRACT OWNERS' TRANSACTIONS
    Gross stipulated payments
     received                                                         5,007                              6,535
    Administrative expenses (Note 1)                                   (266)                              (342)
    --------------------------------                            ------------                       ------------


    Net consideration received on
     annuity contracts                                                4,741                              6,193
    Net transfer to fixed
     accumulation account                                           (98,016)                          (343,357)
    Payments to Contract Owners                                  (1,199,709)                          (474,216)
    Mortality risk charge (Note 1)                                  (19,205)                           (19,055)
    Mortality guarantee adjustment                                  (49,130)                            15,138
    ------------------------------                              ------------                       -----------


     Net increase in net assets
      resulting from Contract Owners'
       transactions                                              (1,361,319)                          (815,297)
    ---------------                                             ------------                       ------------


     Total increase in net assets                                   278,155                          1,072,646


    Net assets, beginning of year                                 7,011,840                          5,939,194
    -----------------------------                               -----------                        -----------


    Net assets, end of year                                      $7,289,995                         $7,011,840
    -----------------------                                     -----------                        -----------

    See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY
ALLEGIANCE SEPARATE ACCOUNT A

Notes to the Financial Statements

December 31, 1996
--------------------------------------------------------------------------------

1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Allegiance Separate Account A ("the Account"), formerly known as Allegiance Life Insurance Company Separate Account A, registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets are invested in shares of the Horace Mann Growth Fund, Inc. ("the Fund").

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits and administrative expenses. In addition, an annual mortality and expense risk charge up to .29% of the net variable account value is deducted from the Contract Owners' account, depending on year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES -- The investments in the Fund are valued at market ("net asset value"). The Account owns approximately 2% of the Fund. Distributions from the Fund are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each Contract Owner.

3. FEDERAL INCOME TAXES -- Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts.

4. PURCHASE AND SALES OF HORACE MANN FUND SHARES -- During the year ended December 31, 1996, purchases and proceeds from sales of Fund shares were as follows:

                                                                           1996
                                                                           ----
                                                                Active                             Retired
                                                                ------                             -------
Purchases                                                       $  922,152                         $ 42,270
                                                                ----------                         --------

Sales                                                           $1,326,854                         $ 84,495
                                                                ----------                         --------

5. CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                                     1996                               1995
                                                                     ----                               ----
                                                                Active   Retired                   Active Retired
                                                                ----------------                   --------------
Account units outstanding
 at beginning of year                                           307,950  15,773                    326,247 10,442
Net consideration received                                          200       0                        312  5,383
Dividend distributions                                           35,724   1,761                     24,481  1,284
Net transfers to fixed accumulation account                      (3,718)     --                    (16,328)    --
Payments to Contract Owners                                     (47,491) (3,381)                   (26,762)(1,336)
                                                                -------------------------------------------------
Account units outstanding
 at end of year                                                 292,665  14,153                    307,950 15,773
                                                                -------------------------------------------------

6. NET ASSETS -- At December 31, 1996, net assets of $7,289,995 were comprised of the cost of mutual fund shares to contract owners of $6,029,010 and the adjustment for appreciation to market value of $1,260,985.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Contract Owners of Horace Mann
Life Insurance Company Allegiance Separate
Account A and the Board of Directors
of Horace Mann Life Insurance Company:


We have audited the accompanying statement of net assets of Horace Mann Life Insurance Company Allegiance Separate Account A as of December 31, 1996, and the related statement of operations for the year then end and statements of changes in net assets for each of the years in the two year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the Horace Mann Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Horace Mann Life Insurance Company Allegiance Separate Account A as of December 31, 1996, and the results of its operations for the year then ended and changes in its net assets for each of the years in the two year period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 KPMG Peat Marwick LLP

Chicago, Illinois
January 24, 1997

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

Horace Mann Family of Funds

Annual Report

December 31, 1996


                                   [picture]

Contents
--------------------------------------------------------------------------------
1996 performance

Growth Fund         25.3%
Balanced Fund       18.3%
Income Fund          3.5%
Short-Term Fund      5.0%

For further information, see page 3.

This report must be preceded
or accompanied by a current
prospectus.


Letter from the Chairman of
the Board and the President...............................................  2

Average Annual Total Return
Horace Mann Family of Funds................................................ 3

Portfolio manager letters.................................................. 4

Fund performance graphs.................................................... 8

Financial statements...................................................... 10

HORACE MANN INVESTORS, INC.
--------------------------------------------------------------------------------
                                           1 Horace Mann Plaza
                                           Springfield, Illinois 62715
                                           217-789-2500

Dear Shareholder:

We're pleased to report 1996 was another successful year for your investment in the Horace Mann Family of Funds. In 1996, the funds' results were positive, and your assets increased in value in excess of inflation. Our two largest funds, the Growth Fund and Balanced Fund, performed very well.

Growth Fund and Balanced Fund investors saw these funds continue to outperform relevant benchmarks for the year ended 12/31/96. These funds also outperformed the benchmarks over the five-year period ended 12/31/96. The Income Fund and the Short-Term Fund both underperformed their benchmarks over the one- and five-year periods, yet they continued to add value in excess of inflation.

MARKET REVIEW
In the equity markets, 1996 represented another remarkable year as stock prices continued their sharp rise. Wellington Management Company, LLP, the investment advisor for the Horace Mann Family of Funds, believes the remarkable performance of the equity market in 1996 reflects several positive factors: steady but moderate economic growth, stable inflation, good earnings gains and massive cash flows into mutual funds. Such large gains were not observed by fixed-income investors in 1996; however, returns for this asset class were positive and exceeded inflation for the year. While bond investors noted the positive factors that contributed to the strong year in equities, their perception of wage inflation pressures dampened the bond market outlook, and, thus, bond prices stayed within a relatively tight trading range.

MARKET AND POLITICAL ISSUES
Wellington expects continued growth in the domestic economy while inflation remains in check. The firm foresees Real Gross Domestic Product growing at a 2.3% rate for 1997, while inflation remains moderate, slightly increasing to 3.2% from 3.0% in 1996. Wellington does not see any meaningful increase in the inflation rate on the horizon, despite Federal Reserve Chairman Alan Greenspan's concern over "irrational exuberance" in the financial markets. Furthermore, given the 1996 election indicating Americans' preference for divided government, both Republicans and Democrats are taking a more conciliatory tone in their deliberations over balancing the budget and other key economic issues.

PERSPECTIVE
We are continually reminded by our customers they are committed to long-term investing to meet their retirement objectives. Therefore, at the Horace Mann Family of Funds, we seek to provide sound investment vehicles that strive to achieve your investment objectives and assist you in the accumulation of assets over time in excess of inflation. We appreciate the opportunity to assist you in planning for a secure retirement.

Sincerely,

/s/ GEORGE ZOCK                     /s/ LARRY BECKER
George Zock                         Larry Becker
President                           Chairman
Horace Mann Family of Funds         Horace Mann Family of Funds

                           How the Funds measure up
For Growth Fund Public Shareholders and Participants in the Horace Mann Employee 401(k) Plan

Total average annualized returns for the period ended Dec. 31, 1996 for the Horace Mann Funds and their comparable benchmark indices are shown in the following table:


                                                                     Since
                                1 Year    5 Years     10 Years     Inception 1
                                ------    --------    ---------    ------------

Horace Mann Growth Fund          25.28%     16.98%       14.92%          15.03%
S&P 500 Stock Index              22.96      15.22        15.29           14.76

Horace Mann Income Fund           3.50       6.13         7.47            7.53
Lehman Intermediate
  Gov't/Corp. Bond Index          4.06       6.53         7.91            8.02

Horace Mann Balanced Fund        18.27      13.20        12.07           12.52
Stock/Bond Composite 2           15.16      11.74        12.56           12.16

Horace Mann Short-Term
  Investment Fund                 5.02       3.97         5.44            4.90
90-day Treasury Bills             5.16       4.24         5.64            5.02

Returns of the Horace Mann Funds in the above table are shown net of fund expenses. Certain fund expenses have been subsidized (assumed and/or waived) since 1983 for the Income and Short-Term Investment Funds. Commission credits were used to pay certain expenses of the Growth and Balanced Funds from 1994 through 1996. Certain Balanced Fund expenses were subsidized during 1987. Subsidization and use of credits result in higher returns ranging up to 1%, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The benchmark indices indicated are unmanaged and have no expenses.

1 Since inception refers to Nov. 1, 1989, the date Wellington Management
  Company, LLP became the Funds' investment adviser.

2 60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond
  Index, rebalanced monthly.

Wellington Management Company, LLP                  75 State Street
                                                    Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                    Telephone:     FAX:
                                                    (617)951-5000  (617)951-5250
--------------------------------------------------------------------------------

Horace Mann Growth Fund
December 31, 1996

--------------------------------------------------------------------------------

Performance
     After the remarkable year in the stock market of 1995 with the S&P 500 Index up +37.6%, many investors expected the stock market to post more moderate returns in 1996. Nevertheless, continued improvement in corporate profits and strong inflows into equity mutual funds were enough to overcome a small rise in long-term interest rates and contribute to another rewarding year of total returns for the S&P 500 Index. In 1996, the Horace Mann Growth Fund provided a total return for the year of 25.3% versus 23.0% for the benchmark S&P 500 Index.

Portfolio Review
     Sector and stock selection were important this year as the market performed very unevenly. While the S&P 500 Index returned 23% for the year, utilities within the Index returned only about 3%, while technology stocks returned more than 40%. Since the value orientation of the fund commonly results in the fund being overweight in utilities and underweight in technology, we were pleased the fund was still able to outperform the market. Sector and security selection were critical components in this year's performance.

     Energy stocks were important contributors in the portfolio. The portfolio's energy overweight versus the S&P 500 Index helped, as energy stocks outperformed the broader market for the year. In addition, the energy stocks in the fund outperformed the energy stocks in the S&P 500. By the end of the year, we began reducing our position in energy stocks as many holdings approached our target prices.

     The portfolio's overweighting versus the S&P 500 Index in finance stocks also boosted performance, as finance was the best performing sector, after technology, returning almost 36% for the year. Although the fund's underweight in technology was certainly a drag on relative performance, the strong performance of our individual selections within the group resulted in technology providing a net positive contribution to relative performance. The fund's slight overweight in utilities was a small negative.

Economic Outlook
     For the coming year, we expect the U.S. economy to grow near its long-term sustainable rate, about 2.5%. If 1996 is any guide, growth in 1997 could vary considerably from quarter to quarter. Currently, many signals on the economy are mixed while banks, on the margin, appear to be tightening their lending criteria to those consumers who might be overextended.

     Although inflation, as measured by the CPI, has broken the 3% level on a trailing 12-month basis, it remains more controlled than we had expected, and we do not see any meaningful increase in the inflation rate on the horizon. Higher food and energy prices are already in the numbers, and only a sharp ramp up in global growth would move inflation higher. Corporations continue to find the pricing environment to be difficult due to an increasingly competitive global economy and price-sensitive buyers.

     Respectfully,
     WELLINGTON MANAGEMENT COMPANY, LLP

     /s/ JOHN R. RYAN

     John R. Ryan, CFA
     Senior Vice President
     Stock Portfolio Manager
     Horace Mann Growth Fund, Inc.

Wellington Management Company, LLP                  75 State Street
                                                    Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                    Telephone:     FAX:
                                                    (617)951-5000  (617)951-5250
--------------------------------------------------------------------------------

Horace Mann Income Fund
December 31, 1996

--------------------------------------------------------------------------------

Performance
     For the 12 months ended December 31, 1996, the Horace mann Income Fund provided shareholders with a net return of 3.5%, outperforming the Lipper Intermediate Investment Grade Bond Index return of 3.1%. The Income Fund's performance lagged the 4.1% return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

     During 1996, the Income Fund maintained an overweight position in mortgage-backed securities, with about 30-35% of the fund's holdings in this sector. This contributed positively to the fund's performance, as the mortgage sector outperformed corporates, Treasuries, and agencies during the year.

     Overall, U.S. bond investors experienced modestly positive total returns in 1996 as interest rates moved higher during the year, causing bond prices to decline, offsetting a portion of the coupon income earned on those securities. Within the investment grade sectors, corporate bonds and mortgage-backed securities each out-performed comparable duration Treasuries by roughly one percentage point. Economic trends continued to defy those expecting a slowdown, and inflation was stubbornly confined.

Portfolio Review
     The primary objective of the Horace Mann Income Fund remains to maximize current income consistent with prudent investment risk. A secondary objective is the preservation of capital. In investing the assets of the fund, we emphasize high-quality intermediate bonds and apply intensive credit analysis and, in the case of mortgage securities, prepayment analysis.

     Individual bonds are selected from an approved universe of issues and are purchased for their contribution to the fund's total return. We avoid securities we determine to be excessively risky, although other investors might be tempted by yields on these securities. Though preservation of capital is secondary to the income objective, we take it very seriously.

     Interest rates were mixed in the fourth quarter as market psychology improved, bringing most fixed-income yields lower, while seasonal forces put upward pressure on the shortest maturity instruments. The Fed, other than some activity evidenced in January, remained inactive during the final 11 months of the year. Short-term interest rates remain anchored at 5.25%.

     Within the fixed income market, exposure to the yield-enhancing sectors was the most important factor in 1996. In terms of sector allocation, by the end of 1996, we had reduced the fund's exposure to Treasuries, and, to a lesser extent, asset-backed securities. At the same time, we added to the fund's corporate and mortgage commitment. Mortgage securities and callable agency securities slightly outperformed Treasuries with their extra yield during the year.

Economic Outlook
     We will continue to manage the Income Fund with the consistent strategy we have employed in the past -- by maximizing current income consistent with prudent investment risk.

     Respectfully,
     WELLINGTON MANAGEMENT COMPANY, LLP

     /s/ JOHN C. KEOGH

     John C. Keogh
     Senior Vice President
     Bond Portfolio Manager
     Horace Mann Income Fund, Inc.

Wellington Management Company, LLP                 75 State Street
                                                   Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                   Telephone:     FAX:
                                                   (617)951-5000  (617)951-5250
-------------------------------------------------------------------------------

Horace Mann Balanced Fund
December 31, 1996

--------------------------------------------------------------------------------

Performance
     The remarkable performance of the equity market in 1995 and 1996 reflects a confluence of favorable factors: steady but moderate economic growth, stable inflation, good earnings gains, and massive cash flows into mutual funds. The S&P 500 Stock Index registered an impressive 23.0% total return during 1996 on the heels of a 37.6% total return in 1995. Bond markets returned modest absolute returns in 1996, and they were much below the impressive gains realized during 1995. The Lehman Brothers Intermediate Government/Corporate Bond Index turned in a total return of 4.1% for 1996 compared to the 1995 return of 15.3%. For the 12 months ended December 31, 1996, the Horace Mann Balanced Fund provided a net return of 18.3%. The Balanced Fund holds stocks and bonds which are similar to the securities held separately by the Growth Fund and the Income Fund. As expected, then, the Balanced Fund's return of 18.3% for 1996 is between the Growth Fund's 25.3% return and the Income Fund's 3.5% return.

Portfolio Review
     The Horace Mann Balanced Fund's strong performance in 1996 was attributable to our allocation of assets and to the strong stock market at year end, about 70% of assets were invested in stocks. The stock portfolio was helped by our heavy weighting in surging financial stocks, as well as our security selection in the energy, consumer, and technology sectors. Stock portfolio performance was hindered somewhat by our investments in weaker performing basic materials producers, as well as our underweighting in the soaring technology sector. Our bond portfolio performed approximately in line with fix income market returns.

Economic Outlook
     For the coming year we expect the economy to grow about 2.5%. If 1996 is any guide, growth in 1997 could vary considerably from quarter to quarter. Currently, many signals on the economy are mixed while banks, on the margin, appear to be tightening their lending criteria to those consumers who might be overextended.

     Although inflation, as measured by the Consumer Price Index (CPI), has broken the 3% level on a trailing 12-month basis, it remains more controlled than we had expected, and we do not see any meaningful increase in the inflation rate on the horizon. Higher food and energy prices are already in the numbers, and only a sharp ramp up in global growth would move inflation higher.


     Favorable forces are in place for the financial markets, but much of the good news has been incorporated into investor expectations. Fiscal policies are improving, and efforts to continue to reduce the deficit are continuing. Global demand for financial assets remains strong, and pension reforms create new sources of buying power. Finally, while it may be viewed as tinkering, the possibility remains that the CPI, the standard inflation measure, will be redefined, resulting in a lower reading on inflation.

     In summary, we will continue to manage the Balanced Fund with the consistent strategy we have employed in the past and will try to exploit unfolding investment opportunities.

     Respectfully,
     WELLINGTON MANAGEMENT COMPANY, LLP

     /s/ JOHN R. RYAN                   /s/ JOHN C. KEOGH

     John R. Ryan, CFA                  John C. Keogh
     Senior Vice President              Senior Vice President
     Stock Portfolio Manager            Bond Portfolio Manager
     Horace Mann Balanced Fund,Inc.     Horace Mann Balanced
                                               Fund,Inc.

Wellington Management Company, LLP                 75 State Street
                                                   Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                   Telephone:     FAX:
                                                   (617)951-5000  (617)951-5250
-------------------------------------------------------------------------------

Horace Mann Short-Term Investment Fund
December 31, 1996


--------------------------------------------------------------------------------

Performance
     The objective of the Short-Term Investment Fund is to realize maximum current income while maintaining liquidity. Preservation of principal is a secondary objective. For the 12 months ended December 31, 1996, the Horace Mann Short-Term Investment Fund provided shareholders with a net return of 5.0%, a positive, real return for investors in a low-inflation environment. The IBC/Donoghue's All Taxable Money Market Average returned 4.9% for the year.

     After reducing short-term interest rates in January, the Federal Reserve left them unchanged for the remaining 11 months of the year. With the central bank anchoring short-term yields at 5.25%, yields on longer-maturity instruments moved with the ebbs and flows of market psychology. Signs of stronger economic growth, even without the shadow of inflation, prompted the Fed to shift their bias toward raising rates later in the year.

     With stronger economic trends, the credit cycle remains healthy. Short-term bond funds sailed smoothly through the year without exposure to credit defaults. Two of the more interesting developments involved the U.S. Treasury. First, Congress shut down the government temporarily and put the Treasury at risk of defaulting on its maturing debt. Cooler heads prevailed, and the markets returned to normal. Second, the Treasury developed plans to issue its first-ever Inflation Indexed bond, a floating rate security whose return is tied to changes in the rate of U.S. inflation. On the surface, although floating rate securities are appropriate for short-term bond mutual funds, we do not anticipate using these new securities for the Short-Term Fund at this time.

Portfolio Review
     The Horace Mann Short-Term Investment Fund emphasizes safety and liquidity. The Fund invests in short-term debt instruments issued by the U.S. government, as well as high quality commercial paper issued by corporations, and high quality short-term instruments issued by banks. We continue to emphasize government agency securities due to the high-credit quality and comparable yields to other short-term investments. In addition, the size of the fund renders agency securities more cost effective than the corporate short-term alternative, commercial paper. Unlike commercial paper, agency discount notes can be purchased in small lots without materially compromising liquidity and transaction costs while providing attractive incremental yield over comparable maturity Treasury bills.

Economic Outlook
     Entering the new year, consensus expectations are for a continuation of growth and inflation at similar levels as 1996. A steady manufacturing sector combined with high consumer confidence and tight labor markets point to no significant slowdown from the estimated 2.9% growth from 1996. Consumer spending remains a focal point for activity as reduced spending during last summer cooled the growth seen earlier in the year. As long as inflation remains in check in the coming months, the Fed is likely to keep short-term interest rates on hold.

     We will continue to emphasize quality and liquidity in the Short-Term Fund, and the fund should retain its ability to provide a safe harbor for those assets that shareholders do not want committed to volatile stock and bond markets.

     Respectfully,
     WELLINGTON MANAGEMENT COMPANY, LLP

     /s/ JOHN C. KEOGH

     John C. Keogh
     Senior Vice President
     Bond Portfolio Manager
     Horace Mann Short-Term Investment Fund, Inc.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               THE HORACE MANN GROWTH FUND AND A STOCK INDEX /1/

                              [GRAPH APPEARS HERE]

DATES                       GROWTH FUND                 S&P 500 Index
11/01/89                    $10,000                     $10,000
12/31/89                     10,432                      10,449
03/30/90                     10,206                      10,135
06/29/90                     10,543                      10,774
09/30/90                      9,346                       9,293
12/30/90                      9,852                      10,125
03/28/91                     11,084                      11,595
06/28/91                     11,505                      11,569
09/30/91                     11,766                      12,188
12/31/91                     12,464                      13,209
03/31/92                     12,269                      12,876
06/30/92                     12,862                      13,121
09/30/92                     13,004                      13,534
12/31/92                     13,659                      14,216
03/31/93                     14,807                      14,837
06/30/93                     15,248                      14,908
09/30/93                     15,837                      15,292
12/31/93                     16,354                      15,648
03/31/94                     15,975                      15,055
06/30/94                     16,329                      15,118
09/30/94                     17,054                      15,857
12/31/94                     16,353                      15,855
03/31/95                     17,628                      17,396
06/30/95                     19,051                      19,057
09/30/95                     20,233                      20,572
12/29/95                     21,787                      21,811
03/29/96                     23,306                      22,982
06/28/96                     24,060                      24,014
09/30/96                     24,935                      24,756
12/31/96                     27,295                      26,820

                    Horace Mann Growth Fund
                    Average Annual Total Return
              1 year     5 year                  Since Inception /2/
              25.28%     16.98%                  15.03%


Past performance is not predictive of future performance.

/1/ Stock Index: S&P 500, Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE HORACE MANN INCOME FUND AND A BOND INDEX /1/


                             [GRAPH APPEARS HERE]

DATES                       INCOME FUND                 LEHMAN BROS. INTERM.
                                                        GOVT/CORP BOND INDEX
11/01/89                    $10,000                     $10,000
12/31/89                     10,110                      10,123
03/30/90                      9,971                      10,109
06/29/90                     10,306                      10,433
09/30/90                     10,544                      10,616
12/30/90                     10,875                      11,052
03/28/91                     11,096                      11,330
06/28/91                     11,363                      11,532
09/30/91                     11,913                      12,088
12/31/91                     12,499                      12,668
03/31/92                     12,393                      12,552
06/30/92                     12,857                      13,050
09/30/92                     13,409                      13,625
12/31/92                     13,399                      13,576
03/31/93                     13,855                      14,115
06/30/93                     14,143                      14,419
09/30/93                     14,443                      14,744
12/31/93                     14,480                      14,768
03/31/94                     14,147                      14,469
06/30/94                     14,047                      14,382
09/30/94                     14,157                      14,499
12/31/94                     14,135                      14,483
03/31/95                     14,747                      15,118
06/30/95                     15,430                      15,874
09/30/95                     15,713                      16,135
12/29/95                     16,259                      16,699
03/29/96                     16,109                      16,560
06/28/96                     16,160                      16,664
09/30/96                     16,422                      16,961
12/31/96                     16,828                      17,376

                    Horace Mann Income Fund
                    Average Annual Total Return
              1 year     5 year                  Since Inception /2/
              3.50%      6.13%                   7.53%


Past performance is not predictive of future performance.

/1/ Bond Index: Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            THE HORACE MANN BALANCED FUND AND STOCK/BOND INDICES /1/

                              [graph appears here]


DATES               BALANCED FUND           S&P 500 INDEX        LEHMAN BROS. INTERM.
                                                                 GOVT/CORP BOND INDEX
11/01/89            $10,000                 $10,000               $10,000
12/31/89             10,358                  10,449                10,123
03/30/90             10,146                  10,135                10,109
06/29/90             10,454                  10,774                10,433
09/30/90              9,803                   9,293                10,616
12/30/90             10,309                  10,125                11,052
03/28/91             11,138                  11,595                11,330
06/28/91             11,480                  11,569                11,532
09/30/91             11,858                  12,188                12,088
12/31/91             12,534                  13,209                12,668
03/31/92             12,392                  12,876                12,552
06/30/92             12,904                  13,121                13,050
09/30/92             13,204                  13,534                13,625
12/31/92             13,583                  14,216                13,576
03/31/93             14,496                  14,837                14,115
06/30/93             14,873                  14,908                14,419
09/30/93             15,342                  15,292                14,744
12/31/93             15,683                  15,648                14,768
03/31/94             15,327                  15,055                14,469
06/30/94             15,496                  15,118                14,382
09/30/94             15,975                  15,857                14,499
12/31/94             15,539                  15,855                14,483
03/31/95             16,566                  17,396                15,118
06/30/95             17,704                  19,057                15,874
09/30/95             18,557                  20,572                16,135
12/29/95             19,704                  21,811                16,699
03/29/96             20,591                  22,982                16,560
06/28/96             21,051                  24,014                16,664
09/30/96             21,698                  24,756                16,961
12/31/96             23,305                  26,820                17,376

                    Horace Mann Balanced Fund
                    Average Annual Total Return
              1 year     5 year                  Since Inception /2/
              18.27%     13.20%                  12.52%


Past performance is not predictive of future performance.

/1/ Stock/Bond Indices: S&P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index. Rate of returns shown above for the unmanaged indices have no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Previous periods during which the Balanced Fund received investment advice from CIGNA Investments, Inc., are not shown.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    THE HORACE MANN SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX /1/

                              [graph appears here]


DATES                       SHORT-TERM FUND             TREASURY BILL INDEX
11/01/89                    $10,000                     $10,000
12/31/89                     10,141                      10,130
03/30/90                     10,330                      10,335
06/29/90                     10,528                      10,544
09/30/90                     10,736                      10,743
12/30/90                     10,943                      10,933
03/28/91                     11,122                      11,100
06/28/91                     11,291                      11,260
09/30/91                     11,450                      11,415
12/31/91                     11,592                      11,541
03/31/92                     11,694                      11,658
06/30/92                     11,797                      11,766
09/30/92                     11,888                      11,857
12/31/92                     11,972                      11,951
03/31/93                     12,044                      12,041
06/30/93                     12,128                      12,132
09/30/93                     12,200                      12,224
12/31/93                     12,278                      12,321
03/31/94                     12,376                      12,415
06/30/94                     12,474                      12,529
09/30/94                     12,597                      12,660
12/31/94                     12,757                      12,797
03/31/95                     12,922                      12,964
06/30/95                     13,087                      13,144
09/30/95                     13,252                      13,324
12/29/95                     13,416                      13,510
03/29/96                     13,577                      13,681
06/28/96                     13,725                      13,854
09/30/96                     13,900                      14,032
12/31/96                     14,090                      14,208

                    Horace Mann Short-Term Investment Fund
                    Average Annual Total Return
              1 year     5 year                  Since Inception /2/
              5.02%      3.97%                   4.90%


Past performance is not predictive of future performance.

/1/ Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc. are not shown.

                                   (Picture)

     Annual Report
     December 31, 1996


     Horace Mann Family of Funds
     Horace Mann Growth Fund, Inc.
     Horace Mann Income Fund, Inc.
     Horace Mann Balanced Fund, Inc.
     Horace Mann Short-Term Investment Fund, Inc.

     Directors of the Funds
     A. Thomas Arisman
     Larry K. Becker, Chairman
     A.L. Gallop
     Harriet A. Russell
     George J. Zock

     Officers of the Funds
     George J. Zock
     President

     Ann Caparros
     Secretary and
     Ethics Compliance Officer

     William J. Kelly
     Treasurer and Regulatory
     Compliance Officer

     Linda L. Sacco
     Assistant Secretary

     Roger Fisher
     Controller

     Diane M. Barnett
     Tax Compliance Officer

     ----------------------------------------------

     Investment Adviser
     Wellington Management Company
     75 State Street
     Boston, MA  02109

     Custodian
     First National Bank of Boston
     150 Royall Street
     Canton, MA  02021

     Business Manager
     Horace Mann Investors, Inc.
     One Horace Mann Plaza
     Springfield, IL  62715-0001

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

[pie chart]
Cash & Short-Term   Statement of Investments
 Investments 3.5%   Horace Mann Growth Fund, Inc.
Common Stock 96.5%  December 31, 1996
                                                             Number of               Market
                                                               Shares                 (000)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS       Aerospace/Defense 5.03%
                     Boeing Co.                                111,800              $ 11,893
                     Northrop Grumman Corp.                     49,800                 4,121
                     Precision Castparts Corp.                 113,800                 5,647
                    --------------------------                 -------               -------
                                                                                      21,661

                    Auto/Accessories  5.07%
                     Ford Motor Co.                            110,600                 3,525
                     Goodyear Tire & Rubber Co. (The)          356,300                18,305
                    -----------------------------------        -------               -------
                                                                                      21,830

                    Banks/Financial Services  8.98%
                     BankAmerica Corp.                          56,400                 5,626
                     Citicorp                                   62,365                 6,424
                     Firstar Corp.                              43,000                 2,257
                     First Union Corp.                          61,000                 4,514
                     Lehman Brothers Holdings Inc.              38,000                 1,192
                     MoneyGram Payment Systems, Inc.*           77,100                 1,022
                     Morgan Stanley Group, Inc.                145,700                 8,323
                     National City Corp.                       116,400                 5,223
                     NationsBank Corp.                          41,800                 4,086
                    ------------------                         -------               -------
                                                                                      38,667

                    Building & Construction  0.26%
                     Ryland Group Inc.                          81,500                 1,121

                    Business Services  0.82%
                     Foster Wheeler Corp.                       95,100                 3,531

                    Chemicals  6.45%
                     Air Products & Chemicals, Inc.            124,300                 8,592
                     Ferro Corp.                                98,500                 2,795
                     Geon Co.                                   65,100                 1,278
                     IMC Global Inc.                           265,100                10,372
                     Nalco Chemical Co.                        131,500                 4,750
                    -------------------                        -------               -------
                                                                                      27,787

                    Communications  4.81%
                     AT & T Corp.                              146,000                 6,096
                     NYNEX Corp.                                91,600                 4,408
                     SBC Communications Inc.                    81,000                 4,192
                     Sprint Corp.                              151,000                 6,021
                    -------------                              -------               -------
                                                                                      20,717

                    Consumer Staples  4.62%
                     Flowers Industries, Inc.                  276,300                 5,940
                     Kimberly-Clark Corp.                      108,100                10,297
                     Universal Corp. (Va.)                     113,700                 3,653
                    ----------------------                     -------               -------
                                                                                      19,890

                    See notes to the financial statements.

12

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


                    Statement of Investments (Continued)
                    Horace Mann Growth Fund, Inc.
                    December 31, 1996
                                                              Number of              Market
                                                               Shares                 (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS       Energy  10.64%
(continued)          Amoco Corp.                                51,000               $ 4,105
                     Enron Oil & Gas Co.                       180,800                 4,565
                     Equitable Resources, Inc.                 160,700                 4,781
                     MCN Corp.                                 105,400                 3,043
                     Noble Drilling Corp.*                     210,000                 4,174
                     Seagull Energy Corp.*                     192,000                 4,224
                     Transocean Offshore Inc.                   64,200                 4,021
                     Union Texas Petroleum Holdings Inc.       259,100                 5,797
                     USX-Marathon Group                        371,900                 8,879
                     Westcoast Energy Inc.                     132,700                 2,223
                    ----------------------                     -------               -------
                                                                                      45,812

                    Entertainment Products  2.19%
                     Brunswick Corp.                           142,400                 3,418
                     Eastman Kodak Co.                          74,900                 6,011
                    ------------------                         -------               -------
                                                                                       9,429

                    Health Care  7.47%
                     Baxter International Inc.                  92,400                 3,788
                     Bristol-Myers Squibb Co.                   42,000                 4,568
                     DePuy, Inc.*                              121,400                 2,458
                     Mallinckrodt, Inc.                        128,600                 5,674
                     Pharmacia & Upjohn Inc.                   253,100                10,029
                     Value Health, Inc.*                       290,200                 5,659
                    --------------------                       -------               -------
                                                                                      32,176

                    Information Technology/Equipment  4.00%
                     Bay Networks, Inc.*                        62,700                 1,309
                     Harris Corp. (Del.)                        65,000                 4,461
                     International Business Machines Corp.      74,100                11,189
                     NCR Corp.*                                  7,619                   254
                    -----------                                -------               -------
                                                                                      17,213

                    Insurance  7.78%
                     ACE Limited                               117,000                 7,035
                     Allstate Corp.                            221,890                12,842
                     Chubb Corp.                               127,200                 6,837
                     Integon Corp.                             161,400                 2,865
                     NAC Re Corp.                              115,300                 3,906
                    -------------                              -------               -------
                                                                                      33,485

                    Manufacturing (Diversified)  7.59%
                     Caterpillar Inc.                           51,800                 3,898
                     Cooper Industries Inc.                     72,900                 3,071
                     Deere & Co.                               218,500                 8,876
                     Kennametal Inc.                            64,700                 2,515
                     Minnesota Mining & Manufacturing          105,400                 8,735
                     New Holland NV                             62,900                 1,313
                     UCAR Intl. Inc.*                          113,700                 4,278
                    -----------------                          -------               -------
                                                                                      32,686

                    Metals & Mining  3.92%
                     Alcan Aluminum Ltd.                        78,900                 2,653
                     Alumax Inc.*                              164,500                 5,490
                     Aluminum Co. of America                    97,600                 6,222
                     Reynolds Metals Co.                        44,600                 2,514
                    --------------------                       -------               -------
                                                                                      16,879

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                    Statement of Investments (Concluded)
                    Horace Mann Growth Fund, Inc.
                    December 31, 1996
                                                             Number of              Market
                                                              Shares                 (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS       Paper & Wood Products  3.31%
(concluded)          Champion International Corp.              128,500              $  5,558
                     Mead Corp.                                149,400                 8,684
                    -----------                                -------              --------
                                                                                      14,242

                    Retail  3.75%
                     Linen 'N Things, Inc.*                     78,000                 1,531
                     May Department Stores Co.                 125,900                 5,886
                     Penney (J.C.) Co., Inc.                    74,800                 3,646
                     Rite-Aid Corp.                            128,000                 5,088
                    ---------------                            -------              --------
                                                                                      16,151

                    Transportation/Travel  5.50%
                     America West Holdings Corp. - B*          263,500                 4,183
                     Caliber Systems, Inc.                     131,300                 2,527
                     Canadian National Railway Co.              53,000                 2,014
                     CSX Corp.                                 123,300                 5,209
                     Delta Air Lines, Inc.                      74,000                 5,245
                     Pittston Burlington Group                  64,650                 1,293
                     Ryder Systems, Inc.                       113,500                 3,192
                    --------------------                       -------              --------
                                                                                      23,663

                    Utilities/Other  4.35%
                     Central & South West Corp.                177,000                 4,536
                     General Public Utilities Corp.            144,400                 4,855
                     New England Electric System               117,100                 4,084
                     New York State Electric & Gas Corp.       107,000                 2,314
                     Pacific Gas & Electric Co.                139,100                 2,921
                    ---------------------------                -------              --------
                                                                                      18,710
                                                                                    --------

                    Total Common Stocks  96.54%                                      $415,650
                     (Cost $345,826)
                    --------------------------------------------------------------------------
                                                              Principal
                                                               Amount                Market
                                                                (000)                 (000)
----------------------------------------------------------------------------------------------
SHORT-TERM          Repurchase Agreement
INVESTMENTS          Swiss Bank Capital Mkts, Inc.
                     6.70%, 01/02/97, (secured
                     by $14,197,427 US Treasury
                     Bond, 4.75%, 08/31/98 and
                     by $1,235,925 US Treasury
                     Bond, 5.125%, 04/30/98)                  $ 15,130              $ 15,130
                    -----------------------------------       --------             ---------

                    Total Short-Term Investments  3.51%         15,130                15,130
                     (Cost $15,130)
                    --------------------------------------------------------------------------

                    Total Investments  100.05%                                       430,780
                     (Cost $360,956)

                    Securities Sold Short (.06%)               (7,400)                 (247)
                     NCR Corp. (Proceeds $267)

                    Cash and Other Assets in Excess
                     of Liabilities  0.01%                                                23
                    ----------------------                                          --------
                    Net Assets  100.00%                                             $430,556
                    -------------------                                             --------
                    * Non-income producing during the twelve months ended December 31, 1996 as this security did not pay dividends.
                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

[Pie Chart]
Cash & Short-Term Investments 1.7%
Corporate Bonds/Notes 29.7%
U.S. & Foreign Government & Agency Obligations 68.6%

                    Statement of Investments
                    Horace Mann Income Fund, Inc.
                    December 31, 1996
                                                                Principal
                                                                Amount                 Market
                                                                  (000)                 (000)
---------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Treasury Bond/Notes
GOVERNMENT           6.125%, 08/31/98                           $ 1,000               $ 1,005
AND AGENCY           6.250%, 10/31/01                              400                   400
OBLIGATIONS
                    Federal Home Loan Mortgage Corporation
                     (Mortgage Backed Securities)
                     9.500%, 03/01/01                               38                    40
                     9.500%, 06/01/01                               14                    15
                     9.500%, 08/01/01                               14                    14
                     9.500%, 10/01/01                               12                    12
                     7.000%, 11/01/03                               47                    47
                     7.000%, 07/01/10                              527                   527
                     7.000%, 12/01/10                               47                    47
                     7.000%, 01/01/11                              415                   414
                     6.500%, 03/01/11                              378                   372
                     7.000%, 03/01/11                              713                   713
                     7.000%, 04/01/11                              826                   826
                     7.000%, 07/01/11                              193                   193
                     8.000%, 12/01/11                               15                    15

                    Federal National Mortgage Association
                     (Mortgage Backed Securities)
                     6.625%, 04/18/01                             1,500                 1,513
                     8.000%, 11/01/09                               20                    20
                     7.500%, 05/01/25                              724                   724

                    Government National Mortgage Association
                     (Mortgage Backed Securities)
                     11.500%, 03/15/10                              14                    15
                     12.500%, 06/15/10                               9                    10
                     12.000%, 03/15/14                               5                     6
                     12.000%, 04/15/14                               4                     4
                     12.000%, 12/15/14                              17                    19
                     12.000%, 02/15/15                               3                     4
                     12.000%, 03/15/15                              14                    16
                     12.000%, 04/15/15                               8                     9
                     12.500%, 04/15/15                               4                     5
                     12.000%, 06/15/15                              13                    14
                     12.000%, 07/15/15                              13                    15
                     12.000%, 11/15/15                              15                    16

                    Collateralized Mortgage Obligation
                    (Planned Amortization Class)(Note 3)
                    FHLMC 1737-E PAC
                     6.000%, 12/15/17                              220                   218

                    Foreign (U.S. dollar denominated)
                    Republic of Iceland
                     6.125%, 02/01/04                              200                   193
                    -----------------                           ------                ------

                    Total U.S. and Foreign Government and
                     Agency Obligations  68.59%                  7,422                 7,441
                     (cost $7,390)

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                    Statement of Investments (Concluded)
                    Horace Mann Income Fund, Inc.
                    December 31, 1996
                                                                Principal
                                                                 Amount               Market
                                                                 (000)                 (000)
---------------------------------------------------------------------------------------------
CORPORATE           Banponce Corp.
BONDS/NOTES          6.75%, 12/15/05                             $ 200                 $ 194
                    BankAmerica Corp.
                     6.85%, 03/01/03                               150                   150
                    Boeing Co.
                     6.35%, 06/15/03                               200                   197
                    BP America Inc. Euro
                     9.75%, 03/01/99                               100                   106
                    Citicorp
                     6.75%, 08/15/05                               200                   197
                    Disney, Walt Co. B
                     6.75%, 03/30/06                               200                   199
                    duPont (E.I.) de Nemours & Co., Inc.
                     9.15%, 04/15/00                               130                   140
                    First Financial Caribbean
                     7.84%, 10/10/06                               100                   100
                    Gannett Co.
                     5.85%, 05/01/00                               200                   197
                    Honeywell Inc.
                     6.60%, 04/15/01                               175                   175
                    Husky Oil Ltd.
                     7.125%, 11/15/06                              200                   198
                    Southwestern Bell Telephone Co.
                     5.55%, 03/10/98                               100                    99
                    TCI Communications Inc.
                     6.875%, 02/15/06                              200                   181

                    Asset Backed
                    Banc One Auto Grantor Trust 96-B A
                     6.55%, 02/15/03                               148                   150
                    Ford Credit Grantor Trust 93-B A
                     4.30%, 07/15/98                                17                    17
                    Ford Credit Grantor Trust 95-B A
                     5.90%, 10/15/00                               157                   157
                    GMAC Grantor Trust 92-D
                     5.625%, 02/15/01                              200                   193
                    Government Backed Trust
                     9.625%, 05/15/02                              119                   129
                    IBM Credit Trust 93-1A
                     4.55%, 11/15/00                               115                   114
                    Nations Bank Credit Trust 93-2 A
                     6.00%, 12/15/05                               200                   194
                    Premier Auto Trust 93-6 A2
                     4.65%, 11/02/99                                53                    52
                    Premier Auto Trust 94-1 A3
                     4.75%, 02/02/00                                83                    82
                    ----------------                             -----                 -----

                   Total Corporate Bonds/Notes  29.69%           3,247                 3,221
                    (cost $3,224)
                   --------------------------------------------------------------------------
                   Total Investments  98.28%                                          10,662
                    (Cost $10,614)

                   Cash and Other Assets in Excess
                    of Liabilities  1.72%                                                186
                   -------------------------------------------------------------------------

                   Net Assets  100.00%                                               $10,848
                   -------------------------------------------------------------------------

                   See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

[pie chart]
Cash & Short-Term Investments 1.1%
Corporate Bonds/Notes 7.0%
U.S. & Foreign Government & Agency Obligations 22.5%
Common Stock 69.4%
                    Statement of Investments
                    Horace Mann Balanced Fund, Inc.
                    December 31, 1996
                                                               Number of              Market
                                                                Shares                 (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS       Aerospace/Defense  3.57%
                     Boeing Co.                                 55,900                $5,946
                     Northrop Grumman Corp.                     23,900                 1,978
                     Precision Castparts Corp.                  56,400                 2,799
                    --------------------------                 -------                ------
                                                                                      10,723

                    Auto/Accessories  3.73%
                     Ford Motor Co.                             57,600                 1,836
                     Goodyear Tire & Rubber Co. (The)          182,300                 9,366
                    ---------------------------------          -------                ------
                                                                                      11,202

                    Banks/Financial Services  6.44%
                     BankAmerica Corp.                          27,300                 2,723
                     Citicorp                                   30,659                 3,158
                     Firstar Corp.                              22,000                 1,155
                     First Union Corp.                          34,000                 2,516
                     Lehman Brothers Holdings Inc.              19,300                   606
                     MoneyGram Payment Systems, Inc.*           28,700                   380
                     Morgan Stanley Group, Inc.                 72,000                 4,113
                     National City Corp.                        57,900                 2,598
                     NationsBank Corp.                          21,600                 2,111
                    ------------------                         -------                ------
                                                                                      19,360

                    Building & Construction  0.18%
                     Ryland Group Inc.                          38,900                   535

                    Business Services  0.58%
                     Foster Wheeler Corp.                       47,200                 1,752

                    Chemicals  4.61%
                     Air Products & Chemicals, Inc.             61,900                 4,279
                     Ferro Corp.                                49,600                 1,407
                     Geon Co.                                   33,700                   661
                     IMC Global Inc.                           133,900                 5,239
                     Nalco Chemical Co.                         63,200                 2,283
                    -------------------                        -------                ------
                                                                                      13,869

                    Communications  3.44%
                     AT & T Corp.                               71,500                 2,985
                     NYNEX Corp.                                45,800                 2,204
                     SBC Communications Inc.                    41,000                 2,122
                     Sprint Corp.                               75,800                 3,023
                    -------------                              -------                ------
                                                                                      10,334

                    Consumer Staples  3.42%
                     Flowers Industries, Inc.                  150,800                 3,242
                     Kimberly-Clark Corp.                       55,700                 5,305
                     Universal Corp. (Va.)                      53,700                 1,725
                    ----------------------                     -------                ------
                                                                                      10,272

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                    Statement of Investments (Continued)
                    Horace Mann Balanced Fund, Inc.
                    December 31, 1996

                                                               Number of              Market
                                                                Shares                 (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS       Energy  7.69%
(continued)          Amoco Corp.                                27,000                $2,173
                     Enron Oil & Gas Co.                        92,100                 2,326
                     Equitable Resources, Inc.                  76,600                 2,279
                     MCN Corp.                                  53,700                 1,551
                     Noble Drilling Corp.*                     104,000                 2,067
                     Seagull Energy Corp.*                      94,300                 2,075
                     Transocean Offshore Inc.                   32,800                 2,054
                     Union Texas Petroleum Holdings Inc.       131,200                 2,936
                     USX-Marathon Group                        189,100                 4,515
                     Westcoast Energy Inc.                      68,300                 1,144
                    ----------------------                     -------                ------
                                                                                      23,120

                    Entertainment Products  1.53%
                     Brunswick Corp.                            70,300                 1,687
                     Eastman Kodak Co.                          36,400                 2,921
                    ------------------                         -------                ------
                                                                                       4,608

                    Health Care  5.26%
                     Baxter International Inc.                  37,800                 1,550
                     Bristol-Myers Squibb Co.                   20,000                 2,175
                     DePuy, Inc.*                               60,800                 1,231
                     Mallinckrodt, Inc.                         67,700                 2,987
                     Pharmacia & Upjohn Inc.                   127,400                 5,048
                     Value Health, Inc.*                       144,000                 2,808
                    --------------------                       -------                ------
                                                                                      15,799

                    Information Technology/Equipment  2.77%
                     Bay Networks, Inc.*                        13,400                   280
                     Harris Corp. (Del.)                        33,800                 2,320
                     International Business Machines Corp.      37,100                 5,602
                     NCR Corp.*                                  3,725                   124
                    -----------                                 ------               -------
                                                                                       8,326

                    Insurance  5.64%
                     ACE Limited                                59,800                 3,595
                     Allstate Corp.                            116,002                 6,714
                     Chubb Corp.                                60,800                 3,268
                     Integon Corp.                              81,700                 1,450
                     NAC Re Corp.                               57,200                 1,938
                    -------------                              -------               -------
                                                                                      16,965

                    Manufacturing (Diversified)  5.41%
                     Caterpillar Inc.                           24,800                 1,866
                     Cooper Industries Inc.                     37,400                 1,575
                     Deere & Co.                               107,500                 4,367
                     Kennametal Inc.                            33,400                 1,298
                     Minnesota Mining & Manufacturing           52,700                 4,368
                     New Holland NV                             31,500                   658
                     UCAR Intl Inc.*                            56,900                 2,141
                    ----------------                           -------                ------
                                                                                      16,273
                    Metals & Mining  2.84%
                     Alcan Aluminum Ltd.                        40,300                 1,355
                     Alumax Inc.*                               80,400                 2,683
                     Aluminum Co. of America                    49,700                 3,168
                     Reynolds Metals Co.                        23,500                 1,325
                    --------------------                       -------                ------
                                                                                       8,531

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                    Statement of Investments (Continued)
                    Horace Mann Balanced Fund, Inc.
                    December 31, 1996
                                                               Number of              Market
                                                                Shares                 (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS       Paper & Wood Products  2.36%
(continued)          Champion International Corp.               64,100                $2,772
                     Mead Corp.                                 74,200                 4,313
                    -----------                                -------                 -----

                    Retail  2.75%
                     Linens 'N Things, Inc.*                    38,900                   763
                     May Department Stores Co.                  65,300                 3,053
                     Penney (J.C.) Co., Inc.                    37,400                 1,823
                     Rite-Aid Corp.                             66,000                 2,623
                    ---------------                             ------                ------
                                                                                       8,262

                    Transportation/Travel  3.94%
                     America West Holdings Corp. - B*          132,200                 2,099
                     Caliber System, Inc.                       65,600                 1,263
                     Canadian National Railway Co.              27,100                 1,030
                     CSX Corp.                                  60,500                 2,556
                     Delta Air Lines, Inc.                      37,000                 2,622
                     Pittston Burlington Group                  33,600                   672
                     Ryder Systems, Inc.                        56,800                 1,598
                    --------------------                        ------                ------
                                                                                      11,840

                    Utilities/Other  3.26%
                     Central & South West Corp.                 89,000                 2,281
                     General Public Utilities Corp.             71,400                 2,401
                     New England Electric System                61,300                 2,138
                     New York State Electric & Gas Corp.        68,700                 1,486
                     Pacific Gas & Electric Co.                 71,100                 1,493
                    ---------------------------                 ------                ------
                                                                                       9,799

                    Total Common Stock  69.42%                                        208,655
                    (cost $173,242)

                    --------------------------------------------------------------------------

                                                                Principal
                                                                Amount                Market
                                                                 (000)                 (000)
----------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Treasury Bonds/Notes
GOVERNMENT           5.250%, 12/31/97                          $ 6,750               $ 6,726
AND AGENCY           6.125%, 08/31/98                            5,000                 5,023
OBLIGATIONS          6.250%, 10/31/01                            4,000                 4,002

                    Federal Home Loan Bank
                     (Mortgage Backed Securities)
                     6.670%, 04/06/01                            1,500                 1,515

                    Federal Home Loan Mortgage Corporation
                     (Mortgage Backed Securities)
                     9.500%, 07/01/01                                9                    10
                     9.500%, 08/01/01                                7                     8
                     9.500%, 09/01/01                                12                   13
                     9.500%, 10/01/01                                26                   27
                     8.500%, 06/01/02                                44                   45
                     9.250%, 11/01/02                                64                   67
                     8.250%, 10/01/07                                69                   71

          See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                    Statement of Investments (Continued)
                    Horace Mann Balanced Fund, Inc.
                    December 31, 1996
                                                                Principal
                                                                Amount                Market
                                                                 (000)                 (000)
--------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Federal Home Loan Mortgage Corporation
GOVERNMENT           (Mortgage Backed Securities)
AND AGENCY           8.250%, 11/01/07                          $    76               $    78
OBLIGATIONS          8.750%, 05/01/08                               75                    78
(Continued)          8.500%, 08/01/08                               98                   100
                     9.000%, 09/01/08                               78                    82
                     8.000%, 09/01/09                               63                    64
                     8.000%, 04/01/10                               83                    85
                     7.000%, 07/01/10                               83                    83
                     7.000%, 09/01/10                               23                    23
                     7.000%, 10/01/10                              623                   623
                     7.000%, 11/01/10                              307                   307
                     7.000%, 12/01/10                              137                   137
                     7.000%, 01/01/11                            2,582                 2,581
                     7.000%, 02/01/11                            3,546                 3,545
                     6.500%, 03/01/11                            4,735                 4,654
                     7.000%, 03/01/11                            6,049                 6,048
                     7.000%, 04/01/11                            1,961                 1,961
                     7.000%, 07/01/11                            1,558                 1,557

                    Federal National Mortgage Association
                     (Mortgage Backed Securities)
                     8.000%, 07/01/98                               92                    94
                     6.625%, 04/18/01                            18,000                18,152
                     8.750%, 02/01/10                              358                   373
                    10.250%, 07/01/13                               34                    38
                     7.500%, 07/01/23                              414                   413
                     7.500%, 04/01/24                              603                   602
                     7.500%, 05/01/24                              190                   190
                     7.500%, 06/01/24                              481                   481
                     7.500%, 08/01/24                              625                   624
                     7.500%, 09/01/24                              841                   840
                     7.500%, 10/01/24                              656                   656
                     7.500%, 02/01/25                              164                   164
                     7.500%, 04/01/25                             1,226                 1,226

                    Government National Mortgage Association
                     (Mortgage Backed Securities)
                    11.000%, 12/15/00                               37                    39
                     9.500%, 08/20/01                               56                    59
                     9.500%, 10/20/01                               45                    47
                     9.500%, 07/20/02                               72                    75
                     9.500%, 12/20/02                               58                    61
                     9.500%, 01/20/03                               32                    34
                     9.500%, 02/20/03                               43                    45
                     9.500%, 05/20/03                               78                    81
                     9.500%, 08/20/03                               83                    87
                     9.500%, 09/20/03                              123                   129
                     9.500%, 11/20/03                               47                    49
                     9.500%, 09/20/04                               30                    31
                     8.250%, 05/15/06                              125                   128
                    12.000%, 03/15/15                               37                    41
                     8.500%, 01/15/20                               40                    42
                     8.500%, 02/15/21                              248                   256
                     8.500%, 06/15/21                              178                   183
                     8.500%, 08/15/21                               28                    28
                     8.500%, 04/15/23                              266                   276

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                    Statement of Investments (Continued)
                    Horace Mann Balanced Fund, Inc.
                    December 31, 1996
                                                                                     Principal
                                                                Amount                Market
                                                                 (000)                 (000)
--------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Collateralized Mortgage Obligation
GOVERNMENT          (Planned Amortization Class) (Note 3)
AND AGENCY           FHLMC G42-D
OBLIGATIONS          8.000%, 08/17/17                          $ 1,462               $ 1,501
(Continued)
                    Foreign (U.S. dollar denominated)
                     Republic of Iceland
                     6.125%, 02/01/04                            1,000                   965
                    -----------------                          -------               -------

                    Total U.S. and Foreign Government and
                     Agency Obligations  22.47%                 67,330                67,523
                     (cost $67,285)

--------------------------------------------------------------------------------------------
CORPORATE            Associates Corp. NA
BONDS/NOTES          5.25%, 09/01/98                               315                   311
                     Associates Corp. NA
                     6.00%, 06/15/00                               500                   492
                     Bankers Trust
                     8.25%, 05/01/05                              1,500                 1,603
                     Banponce Corp.
                     5.75%, 12/15/05                              1,460                 1,416
                     Beneficial Corp.
                     12.875%, 08/01/13                             261                   296
                     Boeing Co.
                     6.35%, 06/15/03                               750                   739
                     Citicorp
                     6.75%, 08/15/05                              1,000                  982
                     Disney, Walt Co. B
                     6.75%, 03/30/06                              1,500                 1,489
                     First Financial Caribbean
                     7.84%, 10/10/06                               665                   667
                     Ford Motor Credit Corp.
                     5.75%, 01/25/01                              1,500                 1,451
                     Gannett Co.
                     5.85%, 05/01/00                               750                   737
                     GMAC
                     5.62%, 02/15/01                              1,000                  966
                     Honeywell Inc.
                     6.60%, 04/15/01                              1,315                 1,312
                     Husky Oil Ltd.
                     7.125%, 11/15/06                             1,000                  991
                     Southwestern Bell Telephone Co.
                     5.55%, 03/10/98                               400                   397
                     TCI Communications
                     6.875%, 02/15/06                             1,500                 1,355

                    ASSET BACKED
                     Banc One Auto Grantor Trust 96-B A
                     6.55%, 02/15/03                              1,114                 1,121
                     Ford Credit Grantor Trust 93-B A
                     4.30%, 07/15/98                                43                    43
                     Ford Credit Grantor Trust 95-B A
                     5.90%, 10/15/00                              1,255                 1,254
                     IBM Credit Trust 93-1 A
                     4.55%, 11/15/00                               785                   778

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                    Statement of Investments (Concluded)
                    Horace Mann Balanced Fund, Inc.
                    December 31, 1996
                                                                Principal
                                                                 Amount              Market
                                                                  (000)               (000)
-------------------------------------------------------------------------------------------
CORPORATE           ASSET BACKED (Continued)
BONDS/NOTES          Nations Bank Credit Trust 93-2 A
(Continued)          6.00%, 12/15/05                            $ 1,000             $    967
                     Premier Auto Trust 93-6 A2
                     4.65%, 11/02/99                               264                   262
                     Premier Auto Trust 94-1 A3
                     4.75%, 02/02/00                               827                   823
                     Premier Auto Trust 94-2 A3
                     6.35%, 05/02/00                               584                   587
                    ----------------                            ------              --------

                    Total Corporate Bonds/Notes 7.00%            21,288                21,039
                     (cost $21,053)

---------------------------------------------------------------------------------------------
SHORT-TERM          Repurchase Agreement
INVESTMENTS          Swiss Bank Capital Mkts, Inc.
                     6.70%, 01/02/97, (secured
                     by $2,383,997 US Treasury
                     Bond, 9.875%, 11/15/15)                      2,341                 2,341
                    ------------------------                    -------               -------

                    Total Short-Term Investments 0.78%            2,341                 2,341
                    ----------------------------------          -------               -------
                     (cost $2,341)

                    Total Investments 99.67%                                          299,558
                     (Cost $263,921)

                    Securities Sold Short (.04%)                 (3,600)                 (120)
                     NCR Corp. (Proceeds $130)

                    Cash and Other Assets
                     in Excess of Liabilities  0.37%                                    1,113
                    --------------------------------                                  -------

                    Net Assets 100.00%                                                $300,551
                    ------------------                                                --------

                    * Non-income producing during the twelve months ended December 31, 1996 as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

[pie chart]
Cash & Short-Term Investments 1%

U.S Government & Agency Obligations 99%
        Statement of Investments
        Horace Mann Short-Term Investment Fund, Inc.
        December 31, 1996
                                                                     Principal
                                                                     Amount        Market
                                                                      (000)         (000)
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT         Treasury Bonds/Notes
AND AGENCY               7.50%, 01/31/97                            $  100        $  100
OBLIGATIONS
                        Federal Farm Credit Bank Discount Notes
                         5.26%, 01/23/97                                20            20
                         5.25%, 02/04/97                               100            99
                         5.39%, 03/24/97                                55            54

                        Federal Home Loan Bank Discount Notes
                         5.23%, 01/13/97                               110           110

                        Federal Home Loan Mortgage Corp.
                         Discount Notes
                         5.33%, 02/06/97                                85            85
                         5.51%, 02/14/97                                70            70
                         5.47%, 02/20/97                                48            48
                         5.34%, 03/04/97                                88            87

                        Federal National Mortgage Association
                         Discount Notes
                         5.19%, 01/12/97                                30            30
                         5.38%, 01/17/97                               140           140
                         4.59%, 01/24/97                                55            55
                         5.24%, 01/29/97                                15            15
                         5.35%, 02/18/97                                15            15
                         5.32%, 03/04/97                               105           104
                         5.34%, 03/24/97                                50            49
                         5.39%, 06/13/97                                40            39

                        Tennessee Valley Authority Discount Note
                         6.41%, 04/09/97                               100            98
                         ---------------                            ------        ------

                        Total Investments  99.10%                    1,226         1,218
                         (Cost $1,218)

                        Cash and Other Assets in Excess
                         of Liabilities  0.90%                                        11
                         ---------------------                                    ------

                        Net Assets  100.00%                                       $1,229
                        -------------------                                       ------

          See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Statements of Assets and Liabilities
December 31, 1996
                                                            GROWTH         INCOME        BALANCED      SHORT-TERM
                                                             FUND           FUND            FUND          FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Cash                                                 $     66,467    $    59,174     $    211,738    $    3,751
 Investments at market value*                          430,780,486     10,661,515      299,557,716     1,217,588
 Dividends and interest receivable                         442,977        123,850        1,126,467            --
 Accounts receivable-fund shares sold                      369,737         18,953          282,065         9,323
 Accounts receivable-investments sold                      266,865          4,493          154,570         3,139
 Prepaid expenses                                           18,313          1,301           14,312            --
-----------------                                           ------          -----           ------            --

  Total Assets                                         431,944,845     10,869,286      301,346,868     1,233,801
--------------                                         -----------     ----------      -----------     ---------

LIABILITIES
 Accounts payable-fund shares redeemed                      56,631            232           88,357         1,295
 Accounts payable-investments purchased                    880,131             --          434,628            --
 Accrued expenses                                          204,938         20,956          152,699         3,679
 Securities sold short at value                            246,975             --          120,150            --
   (Proceeds $266,865 for Growth Fund and
   $129,820 for Balanced Fund)
   -------------------------------------------------------------------------------------------------------------
   Total Liabilities                                     1,388,675         21,188          795,834         4,974
   -----------------                                     ---------         ------          -------         -----

NET ASSETS                                            $430,556,170    $10,848,098     $300,551,034    $1,228,827
----------                                            ------------    -----------     ------------    ----------

NET ASSETS CONSIST OF:

 Par value of common shares                             18,118,135         85,511        1,586,973        12,252
 Paid in surplus                                       342,351,331     10,708,323      263,135,832     1,216,056
 Accumulated undistributed net investment
   income                                                  123,253          7,248          117,809         1,006
 Accumulated undistributed net realized
   gain (loss) on investments                              119,191            (10)          63,991            (2)
 Net unrealized appreciation
   (depreciation) on investments                        69,844,260         47,026       35,646,429          (485)
 -------------------------------                        ----------         ------       ----------          ----
NET ASSETS                                            $430,556,170    $10,848,098     $300,551,034    $1,228,827
----------                                            ------------    -----------     ------------    ----------


Number of shares outstanding:
 (Authorized 50,000,000 shares each; $1.00 par
   value for Growth Fund; $.10 par value capital
   stock for Income Fund, Balanced Fund, and
   Short-Term Fund)                                     18,118,135        855,109       15,869,731       122,522
   ----------------                                     ----------        -------       ----------       -------

NET ASSET VALUE PER SHARE                             $      23.76    $     12.69     $      18.94    $    10.03
-------------------------                             -      -----    -     -----     -      -----    -    -----

*Cost of Investments                                  $360,956,116    $10,614,489     $263,920,957    $1,218,073

The identified cost of investments owned at December 31, 1996 was the same for federal income tax and book purposes.

See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Statements of Operations
For the Year Ended
December 31, 1996
                                                                   GROWTH           INCOME         BALANCED        SHORT-TERM
                                                                    FUND             FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                                      $  7,565,184     $        --     $  3,881,005     $       --
 Interest & amortization                                             912,081         717,368        5,739,050         60,705
------------------------                                             -------         -------        ---------         ------
 Total investment income                                           8,477,265         717,368        9,620,055         60,705

EXPENSES:
 Investment advisory and related fees                              1,129,812          28,392          767,373          1,509
 Management fees                                                     741,749          22,734          544,797          2,355
 Fund pricing fees                                                    26,919           6,002           22,110          4,934
 Professional fees                                                    28,519          23,381           26,839         11,449
 Custodian fees                                                       54,343          10,400           50,018          2,307
 Transfer agent fee (Note 5)                                          32,394              24               24             24
 Shareholder reports                                                  14,009             708            5,662             30
 Directors' fees and expenses                                          3,477           3,477            3,477          3,477
 Other expenses                                                       40,931           1,638           24,191            450
 Insurance expenses                                                   26,011           1,911           20,598            619
-------------------                                                   ------           -----           ------            ---
     Total expenses                                                2,098,164          98,667        1,465,089         27,154

 Less management fees waived (Note 5)                                     --         (22,734)              --         (2,355)
 Less expenses paid by Horace Mann
     Investors, Inc. (Note 5)                                             --              --               --        (18,891)
 Less expenses paid by commission credits
     (Note 3)                                                        (73,583)             --          (64,442)            --
 ------------                                                        -------              --          -------             --
  Net expenses                                                     2,024,581          75,933        1,400,647          5,908
--------------                                                     ---------          ------        ---------          -----
  Net investment income                                            6,452,684         641,435        8,219,408         54,797
-----------------------                                            ---------         -------        ---------         ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments:
  Proceeds from sales                                            230,369,962      10,524,425      175,705,678      2,568,987
  Cost of securities sold                                        182,168,009      10,465,846      150,238,274      2,568,967
-------------------------                                        -----------      ----------      -----------      ---------
  Net realized gain on investments                                48,201,953          58,579       25,467,404             20

  Unrealized appreciation (depreciation) on investments:
   Beginning of period                                            42,242,635         372,389       24,477,490           (157)
   End of period                                                  69,844,260          47,026       35,646,429           (485)
----------------                                                  ----------          ------       ----------           ----
 Net unrealized appreciation (depreciation)
  on investments during the period                                27,601,625        (325,363)      11,168,939           (328)
  --------------------------------                                ----------        --------       ----------           ----
 Net realized and unrealized gain
  (loss) on investments                                           75,803,578        (266,784)      36,636,343           (308)
  ---------------------                                           ----------        --------       ----------           ----
NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                  $ 82,256,262     $   374,651     $ 44,855,751     $   54,489
    ----------                                                  - ----------     -   -------     - ----------     -   ------

See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Statements of Changes in Net Assets
For the Years Ended
December 1996 and 1995

                                GROWTH FUND                INCOME FUND              BALANCED FUND              SHORT-TERM FUND
                        --------------------------  ------------------------  --------------------------  -------------------------
                            1996         1995           1996         1995        1996          1995          1996            1995
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
FROM OPERATIONS:
  Net investment
   income               $  6,452,684  $  6,226,547  $   641,435  $   607,806  $  8,219,408  $  7,312,902  $    54,797  $    58,582
  Net realized
   short-term gain
   (loss) on
   investments            27,750,104     6,813,495      (29,132)      81,252    13,881,249     3,958,147           20           60
  Net realized
   long-term gain
   on investments         20,451,849    11,128,402       87,711        1,736    11,586,155     5,265,350           --           --
  Net increase
   (decrease) in
   unrealized
     appreciation         27,601,625    47,518,643     (325,363)     674,487    11,168,939    29,741,138         (328)         127
-----------------         ----------    ----------     --------      -------    ----------    ----------         ----          ---
  Change in net
   assets from
   operations             82,256,262    71,687,087      374,651    1,365,281    44,855,751    46,277,537       54,489       58,769
------------------        ----------    ----------      -------    ---------    ----------    ----------       ------       ------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment
   income                 (6,377,641)   (6,197,557)    (639,826)    (603,044)   (8,167,501)   (7,291,835)     (54,334)     (58,578)
  Net realized
   short-term gain
   from investment
   transactions          (27,699,455)   (6,823,150)          --           --   (13,856,450)   (3,955,981)         (23)         (39)
  Net realized
   long-term gain
   from investment
   transactions          (20,429,320)  (11,159,155)      (3,181)          --   (11,570,771)   (5,271,078)          --           --
---------------          -----------   -----------       ------           --   -----------    ----------           --           --
  Total
   distributions
   to shareholders       (54,506,416)  (24,179,862)    (643,007)    (603,044)  (33,594,722)  (16,518,894)     (54,357)     (58,617)
------------------       -----------   -----------     --------     --------   -----------   -----------      -------      -------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from
   shares sold            88,560,885    45,758,350    2,897,949    2,091,642    55,024,353    40,388,246    4,547,550    7,294,612
  Net asset value
   of shares issued
   in reinvestment
   of dividends and
   capital gains
   distributions          50,813,674    21,915,300      523,445      487,817    30,441,049    14,186,497       40,250       42,523
----------------          ----------    ----------      -------      -------    ----------    ----------       ------       ------
                         139,374,559    67,673,650    3,421,394    2,579,459    85,465,402    54,574,743    4,587,800    7,337,135
  Cost of shares
   redeemed              (33,668,049)  (20,184,351)  (2,836,463)  (2,069,527)  (24,368,316)  (16,955,246)  (4,364,884)  (7,445,081)
-----------              -----------   -----------   ----------   ----------   -----------   -----------   ----------   ----------

  Net increase
   (decrease) in net
   assets from fund
   share transactions    105,706,510    47,489,299      584,931     (509,932)   61,097,086    37,619,497      222,916     (107,946)
   ------------------    -----------    ----------      -------     --------    ----------    ----------      -------     --------

TOTAL INCREASE
 (DECREASE) IN NET
  ASSETS                 133,456,356    94,996,524      316,575    1,272,169    72,358,115    67,378,140      223,048     (107,794)

NET ASSETS:
  Beginning of
   period                297,099,814   202,103,290   10,531,523    9,259,354   228,192,919   160,814,779    1,005,779    1,113,573
---------                -----------   -----------   ----------    ---------   -----------   -----------    ---------    ---------
  End of period         $430,556,170  $297,099,814  $10,848,098  $10,531,523  $300,551,034  $228,192,919   $1,228,827   $1,005,779
---------------         ------------  ------------  -----------  -----------  ------------  ------------   ----------   ----------

Undistributed net
  investment income     $    123,253  $     48,210  $     7,248  $     5,639  $    117,809  $     65,902  $     1,006  $       543
-------------------     -    -------  -     ------  -     -----  -     -----  -    -------  -     ------  -     -----  -       ---

See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                            1996 FUNDS ANNUAL REPORT

Notes to the Financial Statements
December 31, 1996

1. BUSINESS ORGANIZATION - Horace Mann Growth Fund, Inc. ("Growth Fund"), Horace Mann Income Fund, Inc. ("Income Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund "), and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund") are open-end, diversified, management investment companies registered under the Investment Company Act of 1940. The funds listed above collectively are referred to as the "Funds".

FUND INVESTMENT OBJECTIVES:
   A. Growth Fund - primary, long-term capital growth; secondary, conservation of principal and production of income.

   B. Income Fund - primary, maximization of current income consistent with prudent investment risks; secondary, preservation of capital.

   C. Balanced Fund - realization of high long-term total rate of return consistent with prudent investment risks.

   D. Short-Term Fund - primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES:
   A. Security valuation - A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Directors; no such securities were owned by the Funds at December 31, 1996.

   B. Security transactions and investment income - Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

   C. Federal income taxes - Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

December 31, 1996


   D. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3.  OPERATING POLICIES:

   A. Repurchase Agreements - The Funds, through their custodian, receive delivery of the underlying securities, whose market value is normally required to be at least 102% of the resale price at the time of purchase. Wellington Management Company, LLP, the Funds' investment adviser, is responsible for assuring that the value of these underlying securities remains at least equal to the resale price.

   B. Asset Backed Securities - These securities are secured by installment loans or leases or by revolving lines of credit. They usually include credit enhancements that limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

   C. Collateralized Mortgage Obligations - (PAC), (Planned Amortization Class)
   - These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

   D. Commission Credits - Wellington Management Company, LLP, the Funds' investment adviser, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Funds part of the commissions paid. The use of these commission credits is left to the discretion of the Funds' management.

4. FUND SHARE TRANSACTIONS - The Funds are registered as diversified, open-end management investment companies under the Investment Company Act of 1940. Shares are presently offered only to the HMLIC Separate Account and the HMLIC 401K Separate Account for the Income Fund, Balanced Fund, and Short-Term Fund. The Growth Fund's shares may be purchased by the separate accounts of HMLIC, by certain tax-qualified trusteed retirement plans, and by the general public in the case of reinvestment of dividends and distributions in accordance with Revenue Ruling 82-55.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

December 31, 1996


Transactions in capital stock for the years ended 1996 and 1995 were:




                               Growth Fund                 Income Fund                  Balanced Fund             Short-Term Fund
                             ----------------           -----------------            -------------------       ---------------------
                            1996           1995         1996          1995           1996           1995         1996         1995
------------------------------------------------------------------------------------------------------------------------------------


Shares sold               3,682,495     2,225,947      222,424        161,927      2,851,756     2,341,881      441,345      709,737

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions           2,117,237     1,019,316       41,119         37,525      1,594,607       792,542        4,017        4,257

Shares redeemed         (1,400,207)     (985,932)    (216,937)      (161,458)    (1,256,381)     (995,005)    (423,462)    (723,887)
---------------          ----------     ---------     --------       --------     ----------     ---------     --------     --------


Net increase
 (decrease)               4,399,525     2,259,331       46,606         37,994      3,189,982     2,139,418       21,900      (9,893)
-----------              ----------     ---------     --------       --------     ----------     ---------     --------     --------


5. TRANSACTIONS WITH AFFILIATES - Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

Pursuant to management agreements between the Funds and Investors, Investors receives a monthly management fee based on a pro rata share from each Fund equal to 0.25% of the aggregate average net assets of the Funds up to $100,000,000 and 0.20% of such assets exceeding that amount. Investors also serves as the principal underwriter and distributor of the HMLIC Separate Account. Investors' management fee is reduced by the amount, if any, that the total annual expenses of any Fund (exclusive of taxes, interest, extraordinary items and brokers' commissions and other charges related to the purchase and sale of portfolio securities) exceed 1.5% of the first $30,000,000 of the average daily net assets and 1% of the average daily net assets in excess of $30,000,000 of that Fund.

The pro rata share is determined by the relative net asset values for each Fund. For the twelve months ended December 31, 1996, the Growth Fund paid $741,749 and the Balanced Fund paid $544,797 for management fees to Investors. During the same period, Investors waived the management fees for the Income Fund and Short-Term Fund.

Investors paid expenses for advisory fees, professional fees, insurance fees, and other taxes and fees for the twelve months ended December 31, 1996 of $18,891 for the Short-Term Fund.

Transfer and dividend disbursing agent services are provided by HMSC on a per share basis for the Growth Fund and on a per account basis for the Income, Balanced and Short-Term Funds. The transfer agent fees for the twelve months ended December 31, 1996 were $32,394 for the Growth Fund and $24 each for the Income, Balanced and Short-Term Funds.

The two outside directors were compensated $150 per diem for each Board meeting attended. Four meetings were held in 1996. For the twelve months ended December 31, 1996, the per diem fees, excluding travel expenses, for outside directors totaled $1,200 for each Fund. No compensation is paid to interested officers and directors (those who are also officers and/or directors of Horace
Mann).

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Notes to the Financial Statements (Concluded)
December 31, 1996


6. TRANSACTIONS WITH INVESTMENT ADVISER - Pursuant to the investment advisory agreements with Wellington Management Company, LLP (WMC), effective November 1, 1993, the adviser receives a fee based on the Funds' monthly average net assets as follows: Growth Fund, 0.400% on the initial $100,000,000, 0.300% on the next $100,000,000 and 0.250% over $200,000,000; Income Fund, 0.250% on the initial
$100,000,000, 0.200% on the next $100,000,000 and 0.150% over $200,000,000;
Balanced Fund, 0.325% on the initial $100,000,000, 0.275% on the next $100,000,000, 0.225% on the next $300,000,000 and 0.200% over $500,000,000;
Short-Term Fund, 0.125% on the initial $100,000,000, 0.100% on the next $100,000,000 and 0.075% over $200,000,000.

7. INVESTMENT TRANSACTIONS - Investment transactions, excluding short-term investments, for the year ended December 31, 1996 are:


                           Growth          Income         Balanced        Short-Term
                           Fund            Fund           Fund            Fund
                           ----            ----           ----            ----

Purchases                  $282,043,388    $12,358,365    $222,412,038    $       --
---------                  ------------    -----------    ------------    -      ---

Proceeds from sales        $230,369,962    $10,524,425    $175,705,678    $2,568,987
-------------------        ------------    -----------    ------------    ----------

The following table is based on the difference between cost and market value of securities owned by each Fund at December 31, 1996.


                                   Growth          Income       Balanced        Short-Term
                                   Fund            Fund         Fund            Fund
                                   ----            ----         ----            ----

Aggregate gross unrealized
appreciation                       $73,799,237     $116,448     $38,123,963     $       16

Aggregate gross unrealized
(depreciation)                      (3,954,977)     (69,422)     (2,477,534)          (501)
--------------                     -----------     --------     -----------          -----

Net unrealized appreciation
(depreciation)                     $69,844,260     $ 47,026     $35,646,429     $     (485)
--------------                     -----------     - ------     -----------     -    -----

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


Growth Fund
Financial Highlights
                                                          Year Ended December 31,
                                       -------------------------------------------------------------
                                         1996         1995         1994         1993         1992
                                       ---------    ---------    ---------    ---------    ---------

PER SHARE DATA
Net Asset Value, Beginning
   of Period                           $  21.66     $  17.64     $  19.85     $  19.49     $  19.15

   Income From Investment
      Operations:

      Net Investment Income                0.43         0.52         0.49         0.54         0.53

      Net Gains (Losses) on
       Securities -- realized and
       unrealized                          5.08         5.41        (0.57)        3.32         1.31
      -----------                      --------     --------     --------     --------     --------

      Total Income (Loss) From
       Investment Operations               5.51         5.93        (0.08)        3.86         1.84

      Less Distributions:
       From net investment
        income                             0.40         0.49         0.45         0.52         0.51

      From net realized gains              3.01         1.42         1.68         2.98         0.99
      -----------------------          --------     --------     --------     --------     --------

       Total Distributions                 3.41         1.91         2.13         3.50         1.50
Net Asset Value, End of
   Period                              $  23.76     $  21.66     $  17.64     $  19.85     $  19.49
   ------                              --------     --------     --------     --------     --------
Total Return                              25.28%       33.67%      (0.35)%       19.74%        9.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets (000's omitted),
   End of Period                       $430,556     $297,100     $202,103     $178,379     $140,257

Ratio of Expenses
   to Average Net Assets                   0.59%        0.63%        0.69%        0.69%        0.73%

Ratio of Net Investment Income
   to Average Net Assets                   1.79%        2.50%        2.36%        2.48%        2.65%

Portfolio Turnover Rate                   67.63%       64.59%       69.42%       47.39%       31.78%

Average Commission Paid per
   Equity Shares Traded                $   0.05           --           --           --           --


Growth Fund
Financial Highlights
                                                        Year Ended December 31,
                                    -------------------------------------------------------------
                                         1991         1990        1989         1988        1987
                                       ---------    --------    ---------    --------    --------

PER SHARE DATA
Net Asset Value, Beginning
   of Period                           $  16.64     $ 18.88     $  17.30     $ 16.00     $ 21.29

   Income From Investment
      Operations:

      Net Investment Income                0.60        0.70         0.56        0.42        0.50


      Net Gains (Losses) on
       Securities -- realized and
       unrealized                          3.76       (1.74)        4.58        1.37        0.74
      -----------                      --------     -------     --------     -------     -------

      Total Income (Loss) From
       Investment Operations               4.36       (1.04)        5.14        1.79        1.24

      Less Distributions:
       From net investment
        income                             0.60        0.70         0.62        0.40        0.51

      From net realized gains              1.25        0.50         2.94        0.09        6.02
      -----------------------          --------     -------     --------     -------     -------

       Total Distributions                 1.85        1.20         3.56        0.49        6.53

Net Asset Value, End of
   Period                              $  19.15     $ 16.64     $  18.88     $ 17.30     $ 16.00
   ------                              --------     -------     --------     -------     -------
Total Return                              26.50%     (5.48)%       29.88%      11.23%       6.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets (000's omitted),
   End of Period                       $124,140     $97,610     $102,956     $86,755     $81,159

Ratio of Expenses
   to Average Net Assets                   0.76%       0.78%        0.64%       0.64%       0.67%

Ratio of Net Investment Income
   to Average Net Assets                   3.13%       3.86%        2.69%       2.41%       2.06%

Portfolio Turnover Rate                   51.01%      52.97%       71.25%      41.57%      86.50%

Average Commission Paid per
   Equity Shares Traded                   --          --           --          --          --


The "Net Investment Income" per share and the "Net gains (losses) on Securities
- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

"Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Income Fund
Financial Highlights

                                                                Year Ended December 31,
                              ---------------------------------------------------------------------------------------------
                                1996      1995      1994     1993     1992     1991     1990     1989      1988      1987
                                ----      ----      ----     ----     ----     ----     ----     ----      ----      ----
PER SHARE DATA
Net Asset Value, Beginning
   of Period                  $ 13.03   $ 12.02   $ 13.06   $12.95   $12.92   $12.26   $12.35   $11.64   $ 11.59   $ 13.96

   Income From Investment
     Operations:

     Net Investment Income       0.76      0.80      0.75     0.82     0.94     1.12     1.14     1.04      1.00      1.23

     Net Gains (Losses) on
      Securities -- realized
       and unrealized           (0.31)     0.99     (1.04)    0.23    (0.01)    0.71    (0.21)    0.75     (0.11)    (1.32)
   ------------------         -------   -------   -------   ------   ------   ------   ------   ------   -------   -------

      Total Income (Loss)
       From Investment
       Operations                0.45      1.79     (0.29)    1.05     0.93     1.83     0.93     1.79      0.89     (0.09)

   Less Distributions:
    From net investment
     income                      0.79      0.78      0.75     0.75     0.87     1.17     1.02     0.96      0.84      2.28

    From net realized
     gains                         --        --        --     0.19     0.03       --       --     0.12        --        --
   ------------------         -------   -------   -------   ------   ------   ------   ------   ------   -------   -------

     Total Distributions         0.79      0.78      0.75     0.94     0.90     1.17     1.02     1.08      0.84      2.28
Net Asset Value, End of
   Period                     $ 12.69   $ 13.03   $ 12.02   $13.06   $12.95   $12.92   $12.26   $12.35   $ 11.64   $ 11.59
   ------                     -------   -------   -------   ------   ------   ------   ------   ------   -------   -------
Total Return                     3.50%    14.93%   (2.21)%    8.07%    7.20%   14.93%    7.58%   15.43%     7.64%   (0.62)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets (000's
    omitted),
    End of Period             $10,848   $10,532   $ 9,259   $9,409   $7,668   $6,396   $5,552   $4,457   $ 3,390   $ 2,567

   Ratio of Expenses
    to Average Net Assets        0.70%     0.62%     0.61%    0.41%    0.19%    0.17%    0.20%    0.29%     0.24%     0.14%

   Ratio of Net
    Investment Income
     to Average Net Assets       5.88%     6.16%     5.85%    5.92%    6.94%    8.62%    8.86%    8.13%     7.97%     7.96%

   Portfolio Turnover Rate     112.60%    74.53%   205.35%   74.16%   35.11%   44.82%   62.40%   92.94%   174.32%    53.28%

   Ratio to Average Net
    Assets before waived
     and reimbursed expenses:

   Ratio of Expenses             0.91%     0.88%     0.92%    0.87%    1.21%    1.49%    1.64%    1.52%     0.92%     0.87%

   Ratio of Net
    Investment Income            5.67%     5.89%     5.54%    5.46%    5.92%    7.30%    7.42%    6.90%     7.29%     7.23%

Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1995. The investment advisory expenses for the Income Fund were waived by CIGNA Investments from January 1, 1984 though October 31, 1989.

The "Net Investment Income" per share and the "Net gains (losses) on Securities
- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


Balanced Fund
Financial Highlights

                                                  Year Ended December 31,
                              -----------------------------------------------------------------------------------------------------
                                1996       1995       1994       1993       1992      1991      1990      1989      1988     1987
                                ----       ----       ----       ----       ----      ----      ----      ----      ----     ----
PER SHARE DATA
Net Asset Value,
 Beginning of
   Period                     $  18.00   $  15.26   $  16.72   $  16.22   $ 15.91   $ 14.19   $ 15.10   $ 13.48   $ 12.71   $ 14.91

   Income From Investment
    Operations:

    Net Investment Income         0.60       0.67       0.62       0.65      0.66      0.78      0.86      0.77      0.66      1.05

    Net Gains (Losses) on
     Securities --
      realized and
     unrealized                   2.70       3.46      (0.81)      1.87      0.68      2.25     (0.92)     2.77      0.72     (1.20)
     ----------               --------   --------   --------   --------   -------   -------   -------   -------   -------   -------

     Total Income (Loss)
      From
      Investment
       Operations                 3.30       4.13      (0.19)      2.52      1.34      3.03     (0.06)     3.54      1.38     (0.15)


   Less Distributions:
    From net investment
     income                       0.57       0.61       0.55       0.56      0.59      0.74      0.74      0.70      0.61      2.05

    From net realized
     gains                        1.79       0.78       0.72       1.46      0.44      0.57      0.11      1.22        --        --
    -----------------         --------   --------   --------   --------   -------   -------   -------   -------   -------   -------

     Total Distributions          2.36       1.39       1.27       2.02      1.03      1.31      0.85      1.92      0.61      2.05
Net Asset Value, End of
   Period                     $  18.94   $  18.00   $  15.26   $  16.72   $ 16.22   $ 15.91   $ 14.19   $ 15.10   $ 13.48   $ 12.71
   ------                     --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
Total Return                     18.27%     27.12%    (1.12)%     15.46%     8.37%    21.57%   (0.41)%    26.31%    10.57%   (0.87)%


RATIOS/SUPPLEMENTAL DATA
   Net Assets (000's
    omitted),
    End of Period             $300,551   $228,193   $160,815   $132,376   $92,463   $72,343   $53,289   $42,214   $29,223   $21,493

   Ratio of Expenses
    to Average Net Assets         0.56%      0.59%      0.63%      0.66%     0.71%     0.75%     0.81%     0.72%     0.76%     0.08%


   Ratio of Net Investment
    Income to Average
    Net Assets                    3.12%      3.79%      3.59%      3.54%     3.94%     4.96%     5.59%     4.85%     4.81%     5.56%


   Portfolio Turnover Rate       72.10%     64.80%    121.82%     52.43%    27.06%    42.09%    47.62%    56.80%    27.68%    84.74%


   Average Commission
    Paid per Equity
     Shares Traded            $   0.05         --         --         --        --        --        --        --        --        --

   Ratio to Average Net
    Assets before waived
     and reimbursed
     expenses:

   Ratio of Expenses              0.56%      0.59%      0.63%      0.66%     0.71%     0.75%     0.81%     0.72%     0.76%     0.64%


   Ratio of Net
    Investment Income             3.12%      3.79%      3.59%      3.54%     3.94%     4.96%     5.59%     4.85%     4.81%     5.00%


Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.

The "Net Investment Income" per share and the "Net gains (losses) on Securities -- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

"Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995.

HORACE MANN FAMILY OF FUNDS                           1996 FUNDS ANNUAL REPORT


Short-Term Fund
Financial Highlights

                                            Year Ended December 31,
                              ---------------------------------------------------------------------------------------
                              1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                              ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
PER SHARE DATA
Net Asset Value, Beginning
 of Period                    $10.00   $10.08   $10.07   $10.09   $10.10   $10.37   $10.73   $10.49   $10.25   $11.17

 Income From Investment
   Operations:

   Net Investment Income        0.50     0.53     0.39     0.26     0.33     0.61     0.85     0.85     0.69     0.65

   Net Gains (Losses) on
    Securities --
     realized and
    unrealized                 (0.01)      --       --       --       --       --     0.01       --       --       --
--------------                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

     Total Income (Loss)
      From
     Investment Operations      0.49     0.53     0.39     0.26     0.33     0.61     0.86     0.85     0.69     0.65

 Less Distributions:
  From net investment
   income                       0.46     0.61     0.38     0.28     0.34     0.88     1.22     0.60     0.45     1.57

  From net realized gains         --       --       --       --       --       --       --     0.01       --       --
--------------------------    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

     Total Distributions        0.46     0.61     0.38     0.28     0.34     0.88     1.22     0.61     0.45     1.57
Net Asset Value, End of
 Period                       $10.03   $10.00   $10.08   $10.07   $10.09   $10.10   $10.37   $10.73   $10.49   $10.25
 ------                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Return                    5.02%    5.25%    3.89%    2.53%    3.30%    5.93%    7.89%    8.27%    6.74%    5.80%

RATIOS/SUPPLEMENTAL DATA
 Net Assets (000's omitted),
  End of Period               $1,229   $1,006   $1,114   $1,110   $1,131   $1,076   $1,195   $1,175   $1,140   $  852

 Ratio of Expenses
  to Average Net Assets         0.53%    0.84%    0.49%    0.61%    0.51%    0.43%    0.38%    0.46%    0.37%    0.21%

 Ratio of Net Investment
  Income to Average Net
   Assets                       4.93%    5.11%    3.78%    2.56%    3.16%    5.88%    7.57%    7.83%    6.50%    5.68%

 Portfolio Turnover Rate        0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%

 Ratio to Average Net
  Assets before waived
   and reimbursed expenses:

 Ratio of Expenses              2.44%    2.35%    2.36%    2.42%    3.44%    4.45%    4.46%    3.29%    1.48%    1.53%

 Ratio of Net Investment
  Income                        3.02%    3.60%    1.91%    0.75%    0.23%    1.86%    3.49%    5.00%    5.39%    4.36%

Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996. The investment advisory expenses for the Short-Term Investment Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.

The "Net Investment Income" per share and the "Net gains (losses) on Securities
- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Independent Auditors' Report

The Board of Directors and Shareholders of
  Horace Mann Growth Fund, Inc.
  Horace Mann Income Fund, Inc.
  Horace Mann Balanced Fund, Inc.
  Horace Mann Short-Term Investment Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc., and Horace Mann Short-Term Investment Fund, Inc. (the "Funds") as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the three years in the period then ended.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the seven years ended December 31, 1993 were audited by other auditors whose report thereon dated January 21, 1994, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Chicago, Illinois
January 23, 1997

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Horace Mann Funds
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030



Business Manager
Horace Mann Investors, Inc.
One Horace Mann Plaza
Springfield, IL  62715-0001

IA-004388(2/97)